                                                                    EXHIBIT 99.5


CASE NAME:    KEVCO COMPONENTS, INC.                               ACCRUAL BASIS

CASE NUMBER:  401-40790-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                        NORTHERN          DISTRICT OF        TEXAS
                 -----------------------                --------------
                           FORT WORTH                DIVISION
                 ----------------------------------

                            MONTHLY OPERATING REPORT

                  MONTH ENDING:    FEBRUARY 28, 2001
                                ------------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                         TREASURER
-----------------------------------------             -------------------------
Original Signature of Responsible Party                         Title

JOSEPH P. TOMCZAK                                         APRIL 13, 2001
-----------------------------------------             -------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
-----------------------------------------             -------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                         APRIL 13, 2001
-----------------------------------------             -------------------------
Printed Name of Preparer                                        Date

CASE NAME:   KEVCO COMPONENTS, INC.                            ACCRUAL BASIS - 1

CASE NUMBER: 401-40790-BJH-11

COMPARATIVE BALANCE SHEET
-------------------------
                                                          SCHEDULED           MONTH                MONTH               MONTH
ASSETS                                                     AMOUNT             FEB-01               -----               -----
------                                                    ---------           ------
1.     Unrestricted Cash                                          134              134
2.     Restricted Cash                                                                                                     0
3.     Total Cash                                                 134              134                  0                  0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                          0                0                  0                  0
9.     Total Current Assets                                       134              134                  0                  0
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment                              0                0                  0                  0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)             0                0                  0                  0
15.    Other (Attach List)                                 27,217,768       27,217,768                  0                  0
16.    Total Assets                                        27,217,902       27,217,902                  0                  0

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                          0                0                  0                  0
23.    Total Post Petition Liabilities                                               0                  0                  0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                             75,885,064       63,113,388
25.    Priority Debt                                                0                0
26.    Unsecured Debt
27.    Other (Attach List)                                157,389,954      157,389,954                  0                  0
28.    Total Pre Petition Liabilities                     233,275,018      220,503,342                  0                  0
29.    Total Liabilities                                  233,275,018      220,503,342                  0                  0

EQUITY

30.    Pre Petition Owners' Equity                                        (206,057,116)
31.    Post Petition Cumulative Profit Or (Loss)
32.    Direct Charges To Equity (Attach Explanation) (FOOTNOTE)             12,771,676
33.    Total Equity                                                       (193,285,440)                 0                  0
34.    Total Liabilities and Equity                                         27,217,902                  0                  0


This form  x  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:               KEVCO COMPONENTS, INC.               SUPPLEMENT TO

CASE NUMBER:                401-40790-BJH-11                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET
-------------------------
                                                       SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                  AMOUNT           FEB-01            -----            -----
------                                                 ---------         -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                    0                 0          0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET
OF AMORTIZATION -  LINE 14                                      0                 0          0                0

A.      Investment In Subsidiaries                     27,217,768        27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                          27,217,768        27,217,768          0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                            0          0                0

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)               28,889,954        28,889,954
B.      10 3/8 % Senior Sub. Notes                    105,000,000       105,000,000
C.      Sr. Sub. Exchangeable Notes                    23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                157,389,954       157,389,954          0                0

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:  401-40790-BJH-11

INCOME STATEMENT
----------------
                                                  MONTH            MONTH             MONTH            QUARTER
REVENUES                                          FEB-01           -----             -----             TOTAL
--------                                          -----                                               -------
1.    Gross Revenues                                                                  0                 0
2.    Less: Returns & Discounts                                                                         0
3.    Net Revenue                                  0                0                 0                 0

COST OF GOODS SOLD
4.    Material                                                                                          0
5.    Direct Labor                                                                                      0
6.    Direct Overhead                                                                                   0
7.    Total Cost Of Goods Sold                     0                0                 0                 0
8.    Gross Profit                                 0                0                 0                 0

OPERATING EXPENSES
9.    Officer / Insider Compensation                                                                    0
10.   Selling & Marketing                                                                               0
11.   General & Administrative                                                                          0
12.   Rent & Lease                                                                                      0
13.   Other (Attach List)                                                                               0
14.   Total Operating Expenses                     0                0                 0                 0
15.   Income Before Non-Operating
      Income & Expense                             0                0                 0                 0

OTHER INCOME & EXPENSES
16.   Non-Operating Income (Att List)                                                                   0
17.   Non-Operating Expense (Att List)                                                                  0
18.   Interest Expense                                                                                  0
19.   Depreciation / Depletion                                                                          0
20.   Amortization                                                                                      0
21.   Other (Attach List)                                                                               0
22.   Net Other Income & Expenses                  0                0                 0                 0

REORGANIZATION EXPENSES
23.   Professional Fees                                                                                 0
24.   U.S. Trustee Fees                                                                                 0
25.   Other (Attach List)                                                                               0
26.   Total Reorganization Expenses                0                0                 0                 0
27.   Income Tax                                                                                        0
28.   Net Profit (Loss)                            0                0                 0                 0

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


CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:  401-40790-BJH-11


CASH RECEIPTS AND                            MONTH                                             QUARTER
DISBURSEMENTS                                FEB-01           MONTH           MONTH             TOTAL
-----------------                            ------           -----           -----            -------

1.   Cash - Beginning Of Month                  134                                                134

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                    0                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                    0
4.   Post Petition                                                                                   0
5.   Total Operating Receipts                     0               0                0                 0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                  0
7.   Sale of Assets                                                                                  0
8.   Other (Attach List)                                                                             0
9.   Total Non-Operating Receipts                 0               0                0                 0
10.  Total Receipts                               0               0                0                 0
11.  Total Cash Available                       134               0                0               134

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                     0
13.  Payroll Taxes Paid                                                                              0
14.  Sales, Use & Other Taxes Paid                                                                   0
15.  Secured / Rental / Leases                                                                       0
16.  Utilities                                                                                       0
17.  Insurance                                                                                       0
18.  Inventory Purchases                                                                             0
19.  Vehicle Expenses                                                                                0
20.  Travel                                                                                          0
21.  Entertainment                                                                                   0
22.  Repairs & Maintenance                                                                           0
23.  Supplies                                                                                        0
24.  Advertising                                                                                     0
25.  Other (Attach List)                                                                             0
26.  Total Operating Disbursements                0               0                0                 0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                               0
28.  U.S. Trustee Fees                                                                               0
29.  Other (Attach List)                                                                             0
30.  Total Reorganization Expenses                0               0                0                 0
31.  Total Disbursements                          0               0                0                 0
32.  Net Cash Flow                                0               0                0                 0
33.  Cash - End of Month                        134               0                0               134

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




CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:  401-40790-BJH-11

                                                       SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                                AMOUNT             FEB-01            MONTH             MONTH
-------------------------                              ---------            ------            -----             -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                               0                  0                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0                  0                0                  0

AGING OF POST PETITION                                  MONTH:    FEBRUARY-01
TAXES AND PAYABLES

                                     0 - 30            31 - 60            61 - 90             91 +
TAXES PAYABLE                         DAYS               DAYS               DAYS              DAYS              TOTAL
-------------                        ------            -------            -------             -----             -----

1.   Federal                                                                                                        0
2.   State                                                                                                          0
3.   Local                                                                                                          0
4.   Other (Attach List)                                                                                            0
5.   Total Taxes Payable                  0                  0                  0                0                  0
6.   Accounts Payable                                                                                               0

                                                        MONTH:    FEBRUARY-01

STATUS OF POST PETITION TAXES

                                                                          AMOUNT
                                                  BEGINNING TAX       WITHHELD AND/OR                        ENDING TAX
FEDERAL                                             LIABILITY*            ACCRUED       (AMOUNT PAID)         LIABILITY
-------                                           -------------       ---------------   -------------        ----------
1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                                                             0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                                                                            0
7.   Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                                   0                  0                0                  0
16.  Total Taxes                                             0                  0                0                  0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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




CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                         MONTH:    FEBRUARY-01

BANK RECONCILIATIONS                                 Account # 1        Account # 2
--------------------------------------            -----------------     -----------
A.   BANK:                                        PNC Bank Delaware
B.   ACCOUNT NUMBER:                                 56-0359-4656                          Other Accounts
C.   PURPOSE (TYPE):                                                                        (Attach Sheet)      TOTAL

1.   Balance Per Bank Statement                             134                                   0               134
2.   Add: Total Deposits Not Credited                                                             0                 0
3.   Subtract: Outstanding Checks                                                                 0                 0
4.   Other Reconciling Items                                                                      0                 0
5.   Month End Balance Per Books                            134                 0                 0               134
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                              DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                   PURCHASE      INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                   --------      ----------     --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                             0                 0

CASH

12.  Currency On Hand                                                                                0
13.  Total Cash - End of Month                                                                     134

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

CASE NAME:     KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:   401-40790-BJH-11
                                                     MONTH:     FEBRUARY-01
                                                           --------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                              TOTAL
                                              TYPE OF         AMOUNT         PAID TO
NAME                                          PAYMENT          PAID           DATE
----                                         ----------     ----------     ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                                      0              0

                                  PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                     TOTAL          TOTAL
                                            AUTHORIZING       AMOUNT         AMOUNT        PAID TO        INCURRED
NAME                                          PAYMENT        APPROVED         PAID           DATE        & UNPAID *
----                                        -----------     ----------     ----------     ----------     ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                                 0              0              0              0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                        SCHEDULED MONTHLY    AMOUNTS PAID    TOTAL UNPAID
NAME OF CREDITOR                           PAYMENTS DUE      DURING MONTH    POST PETITION
----------------                        -----------------    ------------    -------------
1
2
3
4
5.   (Attach List)
6.   TOTAL                                     0              0              0

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

CASE NAME:     KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:   401-40790-BJH-11
                                                       MONTH:    FEBRUARY-01
                                                             -------------------

QUESTIONNAIRE

                                                                                                   YES            NO
                                                                                                  -----          -----
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                           X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                        X

5.   Have any Post Petition Loans been received by the debtor from any party?                                      X

6.   Are any Post Petition Payroll Taxes past due?                                                                 X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                 X

8.   Are any Post Petition Real Estate Taxes past due?                                                             X

9.   Are any other Post Petition Taxes past due?                                                                   X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                   X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                            X

12.  Are any wage payments past due?                                                                               X

    If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                   YES            NO
                                                                                                  -----          -----

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                           X

2.   Are all premium payments paid current?                                                         X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

                                                                                                  PAYMENT AMOUNT
    TYPE OF POLICY                      CARRIER                      PERIOD COVERED                & FREQUENCY
    --------------                      -------                      --------------               --------------

General Liability                    Liberty Mutual                   9/1/00-9/1/01            Annual       $313,520
Umbrella                             National Union                   6/1/00-9/1/01            Annual       $103,349

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

CASE NAME:     KEVCO COMPONENTS, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40790-BJH-11                              ACCRUAL BASIS

                                                       MONTH:   FEBRUARY-01
                                                             ------------------

ACCRUAL BASIS
 FORM NUMBER       LINE NUMBER                         FOOTNOTE / EXPLANATION
-------------      -----------                         ----------------------
      1                24               Pursuant to an Asset Purchase Agreement approved by the
      7                 4               Court on February 23, 2001 and effective as of the same date among Kevco, Inc., Kevco Manufacturing, LP, Wingate
                                        Management Co. II, LP and Adorn LLC, certain assets and
                                        liabilities of Design Components, a division of Kevco
                                        Manufacturing, LP (Case No. 401-40784-BJH-11), were
                                        transferred to Adorn, LLC. At the effective date of
                                        purchase, Buyer assumed certain executory contracts,
                                        approximately $1.6 million of Kevco Manufacturing, LP's
                                        unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing
                                        pre-petition secured debt.

      1                27A              Intercompany payables are to co-debtors Kevco Management Co.
                                        (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case
                                        No. 401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                        401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                        401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                        401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                                        and Kevco GP, Inc. (Case No. 401-40786-BJH-11). Debtor
                                        currently has $28,889,954 of intercompany payables.

      1                32               The direct charge to equity is due to the secured debt
                                        reduction pursuant to the sale of Design Components (See
                                        Footnote 1-24). The secured debt owed to Bank of America by
                                        Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore,
                                        the secured debt is reflected as a liability on all of the
                                        Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.